UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 5, 2011 (April 29, 2011)

UNIVERSAL AMERICAN CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35149 (Commission File Number)	27-4683816 (I.R.S. Employer Identification No.)

Six International Drive, Suite 190

Rye Brook, New York  10573

(Address of principal executive offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

Tax Matters Agreement

On April 29, 2011, the registrant, Universal American Corp. (formerly known as Universal American Spin Corp.), a Delaware corporation (the “Company”), Caremark Ulysses Holding Corp. (formerly known as Universal American Corp.), a New York corporation (“Old UAM”), and CVS Caremark Corporation, a Delaware corporation (“CVS Caremark”), entered into a Tax Matters Agreement under which, among other things, the Company will indemnify Old UAM and its affiliates, and Old UAM will be required to indemnify the Company and its affiliates, (1) for certain taxes allocated to them under the Tax Matters Agreement, (2) for taxes imposed under certain joint and several liability provisions of applicable law, and (3) for losses resulting from any failure to make a payment under the Tax Matters Agreement when due.  The Tax Matters Agreement was entered into pursuant to the Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of December 30, 2010, by and among Old UAM, CVS Caremark and Ulysses Merger Sub, L.L.C. (“Merger Sub”) and the Separation Agreement (as amended, the “Separation Agreement”), dated as of December 30, 2010, by and among Old UAM, the Company and, solely for the limited purposes specified therein, CVS Caremark upon the consummation of the transactions contemplated thereby on April 29, 2011, as described herein.  The terms of the Tax Matters Agreement are described in more detail in the Company’s Proxy Statement/Prospectus included in Amendment No. 1 to Registration Statement on Form S-4 filed on March 31, 2011, however, the description of the Tax Matters Agreement herein and the description in the Proxy Statement/Prospectus are not complete and are qualified in their entirety by reference to the full text of the Tax Matters Agreement, a copy of which is attached hereto to Exhibit 10.5 and incorporated by reference herein.

Preferred Stock Purchase Agreement

On April 26, 2011, Old UAM, the Company’s former parent, and UAC Holding, Inc., a wholly-owned subsidiary of Old UAM (together with Old UAM, the “Sellers”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) to sell 1,600,000 shares of Series A Mandatorily Redeemable Preferred Stock to be issued by the Company, par value $0.01 per share, with a liquidation preference of $25.00 per share (the “Series A Preferred Stock”), for an aggregate purchase price of $40 million.

The issuance by the Company, and the sale by the Sellers, of the shares of Series A Preferred Stock occurred on April 29, 2011.  The sale of the Series A Preferred Stock was completed through a private placement to the purchasers who are accredited investors and pursuant to the exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

On April 29, 2011, each of the Sellers assigned its rights, title and interests under the Purchase Agreement to the Company and the Company assumed the obligations and liabilities of the Sellers relating to the sale of Series A Preferred Stock.

The Series A Preferred Stock has the rights, privileges, preferences and restrictions set for in the Certificate of Designation (the “Certificate of Designation”) filed by the Company with the Secretary of State of the State of Delaware on April 28, 2011 and incorporated by reference herein as Exhibit 4.1.

Dividends on the Series A Preferred Stock are cumulative from April 29, 2011 and will be payable quarterly in arrears on the 30th day of January, April, July and October of each year, commencing July 2011, when, as and if declared by the Company’s Board of Directors (the “Board”).  Dividends are payable out of amounts legally available therefor at a rate equal to 8.50% per annum of the stated liquidation preference.

At the sixth anniversary of the date of the issuance of the Series A Preferred Stock, the Series A Preferred Stock will be redeemed in whole, out of amounts legally available therefor, at a redemption price of $25.00 per share plus an amount equal to all accumulated and unpaid dividends thereon to the date of redemption, whether or not declared.  In the event of a Change in Control (as defined in the Certificate of Designation), that occurs prior to the sixth anniversary of the issuance of the Series A Preferred Stock, the Company will have the right, at its option, to redeem all, but not less than all, of the Series A Preferred Stock pursuant to the terms set forth in the Certificate of Designation.

Subject to limited exceptions, holders of the Series A Preferred Stock have no voting rights.  In addition, the Company has agreed to register the Series A Preferred Stock under the Securities Act.

The proceeds from the sale of the Series A Preferred Stock by the Sellers were used to pay a portion of the existing indebtedness and transaction expenses of Old UAM at the closing of Merger (as defined below), thereby increasing the cash payment to UAM’s shareholders.  The Company did not receive any proceeds from the sale of the Series A Preferred Stock by the Sellers.

The following directors and officers of the Company (or affiliates thereof) purchased the following principal amounts of Series A Preferred Stock pursuant to the Purchase Agreement:

Purchaser	Principal Amount of Series A Preferred Stock Purchased
Matthew W. Etheridge	$2,710,250
Mark K. Gormley	$1,980,000
Tara Acquisition LLC(1)	$1,390,250
Robert A. Spass	$1,200,000
Robert A. Waegelein	$730,250
Mark M. Harmeling	$400,250
Patrick J. McLaughlin	$334,250
Tony L. Wolk	$132,000
Sally W. Crawford	$66,000
Christopher E. Wolfe	$66,000

(1)          Richard A. Barasch may be deemed to control Tara Acquisition LLC.

The descriptions herein of the Purchase Agreement and the Certificate of Designation are not complete and are qualified in their entirety by reference to the full text of such documents, which are incorporated by reference herein as Exhibits 10.1 and 4.1, respectively.

Item 2.01.                                          Completion of Acquisition or Disposition of Assets.

On April 29, 2011, the Company was separated (the “Separation”) from its former parent, Old UAM, pursuant to the terms of the Merger Agreement and the Separation Agreement.

Pursuant to the Merger Agreement and the Separation Agreement, (1) immediately prior to the Merger (as defined below), Old UAM separated all of its businesses other than its Medicare Part D Business and transferred those businesses to the Company and the Company’s subsidiaries and (2) Merger Sub merged (the “Merger”) with and into Old UAM, with Old UAM continuing as the surviving corporation and a wholly-owned subsidiary of CVS Caremark.

Pursuant to the Merger Agreement, in general, each outstanding share of Old UAM common stock was converted into the right to receive $14.00 in cash and one share of Company common stock.

The Company now owns the businesses and assets that previously comprised Old UAM’s Senior Managed Care-Medicare Advantage, Traditional Insurance and Corporate & Other segments.  In connection with the closing of the Merger, the Company changed its name from Universal American Spin Corp. to “Universal American Corp.” and its common stock is listed for trading on the New York Stock Exchange under the symbol “UAM.”

The descriptions herein of the Merger Agreement and Separation Agreement and the transactions contemplated thereby (the “Transactions”) are not compete and are qualified in their entirety by reference to the full text of the agreements, which are incorporated by reference herein as Exhibits 2.1 and 2.2 and Exhibits 2.3 and 2.4, respectively.

Item 3.02.                                          Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated by reference into this Item 3.02.

Item 5.01.                                          Changes in Control of Registrant.

The information set forth under Item 2.01 is incorporated by reference into this Item 5.01.

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Prior to the closing of the Merger, the Board consisted of Richard A. Barasch and Robert A. Waegelein.  In connection with the consummation of the Merger, on April 29, 2011, Robert A. Waegelein resigned from our Board. In addition, on April 29, 2011:

•        The same fourteen directors that were previously directors of Old UAM were appointed to serve as directors of the Company, namely: Barry W. Averill, Richard A. Barasch, Sally W. Crawford, Matthew W. Etheridge, Mark K. Gormley, Mark M. Harmeling, Linda H. Lamel, Patrick J. McLaughlin, Richard C. Perry, Thomas A. Scully, Robert A. Spass, Sean M. Traynor, Christopher E. Wolfe and Robert F. Wright;

•        Richard A. Barasch was appointed as Chairman of the Board;

•        The Company formed the following committees of the Board, with membership on each such committee consisting of the same members that previously served on the respective committee of the Board of Directors of Old UAM:

•         Audit Committee: Robert F. Wright, as Chair, Patrick J. McLaughlin and Linda H. Lamel and Mark K. Gormley (observer);

•         Compensation Committee: Linda H. Lamel, as Chair, Barry W. Averill and Matthew W. Etheridge and Sean M. Traynor (observer);

•         Nominating and Governance Committee: Robert F. Wright, as Chair, Sally W. Crawford and Mark M. Harmeling and Robert A. Spass (observer);

•         Compliance and Quality Committee: Sally W. Crawford, as Chair, Barry W. Averill, Matthew W. Etheridge and Thomas A. Scully;

•         Investment Committee: Patrick J. McLaughlin, as Chair, Richard A. Barasch, Matthew W. Etheridge, Richard C. Perry, Christopher E. Wolfe and Mark K. Gormley (observer); and

•         Government Bid Oversight Committee: Matthew W. Etheridge, as Chair and Christopher E. Wolfe.

In addition, in connection with the consummation of the Merger, our Board appointed the following individuals as executive officers of the Company, each of whom were performing the same functions for Old UAM:

Name	Title
Richard A. Barasch	Chairman and Chief Executive Officer
Robert A. Waegelein	Executive Vice President and Chief Financial Officer
Theodore M. Carpenter, Jr.	President, Medicare Advantage
Gary M. Jacobs	Senior Vice President, Corporate Development
Robert M. Hayes	Senior Vice President, Health Quality and Corporate Compliance Officer
Tony L. Wolk	Senior Vice President, General Counsel and Secretary
Jason J. Israel	President, Insurance Subsidiaries and Chief Operating Officer, Traditional Insurance

The biographical information of each of the relevant executive officers of the Company is included in the Company’s Proxy Statement/Prospectus included in Amendment No. 1 to Registration Statement on Form S-4 filed on March 31, 2011.

Employment Agreement with Richard A. Barasch

The employment agreement between Old UAM and Richard A. Barasch, dated July 30, 1999, has been assigned to and assumed by the Company, effective as of the closing of the Merger and has not been changed.  The term of Mr. Barasch’s employment agreement is automatically renewable for successive one-year periods unless either party gives the other prior written notice.  Mr. Barasch will serve as the Company’s Chairman of the Board and Chief Executive Officer during the term.  He is entitled to a base salary as well as a target bonus opportunity of 100% of his base salary (and a maximum bonus opportunity of 200% of his base salary).

The Company may terminate Mr. Barasch’s employment with or without “cause,” and Mr. Barasch may resign from his employment with or without “good reason” (as such terms are defined in his employment agreement).  In the event of a termination of his employment by the Company without cause or by Mr. Barasch for good reason, Mr. Barasch would be entitled to the following: (a) a cash lump sum severance payment equal to (i) two times his base salary plus the lesser of (x) his bonus for the fiscal year prior to termination or (y) his base salary; and (ii) a pro rata portion of the bonus that he would have been entitled to receive in the year of termination; (b) continued welfare benefit plan coverage for two years; and (c) accelerated vesting of all equity awards and the opportunity to exercise such awards for one year following such termination.  If Mr. Barasch’s employment is terminated by the Company without cause or by Mr. Barasch for good reason within 12 months following a “change in control” (as defined in his employment agreement), his severance would be enhanced to include: (a) an additional lump sum payment equal to two times his base salary; (b) continuation of welfare benefits plan coverage for an additional one-year period; and (c) full vesting of his 401(k) account balance.  Mr. Barasch is also entitled to a limited tax gross-up payment in the event that he is subject to an excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”) (which relates to payments that are contingent on a change-in-control), which would be equal to the amount of the excise tax plus a gross-up payment relating solely to the acceleration of his stock options.

Mr. Barasch is prohibited from competing with the Company or soliciting employees for a two-year period following the termination of his employment, unless such termination occurs within 12 months following a change in control.

Employment Agreement with Robert A. Waegelein

The employment agreement between Old UAM and Robert A. Waegelein, dated July 30, 1999, has been assigned to and assumed by the Company, effective as of the closing of the Merger.  Mr. Waegelein’s employment agreement described below is unchanged from his prior employment agreement, except to the extent noted herein.  The term of Mr. Waegelein’s employment agreement is automatically renewable for successive one-year periods unless either party gives the other prior written notice.  Mr. Waegelein is entitled to a base salary as well as a target bonus opportunity based on achievement of goals established by our Board.

The Company may terminate Mr. Waegelein’s employment with or without “cause,” and Mr. Waegelein may resign from his employment with or without “good reason” (as such terms are defined in his employment agreement).  In the event of a termination of his employment by the Company without cause or by Mr. Waegelein for good reason, Mr. Waegelein would be entitled to (a) a cash lump sum severance payment equal to one times base salary and (b) continued welfare benefit plan coverage for 18 months.  If Mr. Waegelein’s employment is terminated by the Company without cause or by Mr. Waegelein for good reason within 12 months following a “change in control” (as defined in his employment agreement), his severance would be enhanced to include: (a) an additional lump sum payment equal to two times his base salary (previously such amount was one-half times his base salary); (b) continuation of welfare benefits plan coverage for an additional six-month period; and (c) full vesting of his 401(k) account balance.  In the event that Mr. Waegelein is subject to an excise tax imposed by Section 4999 of the Code, his benefits and payments will be reduced if and to the extent such reduction would result in a larger amount on an after-tax basis.

Mr. Waegelein is prohibited from competing with the Company or soliciting employees for a one-year period following the termination of his employment, unless such termination occurs within 12 months following a change in control.

Employment Agreement with Theodore M. Carpenter, Jr.

The employment agreement between Old UAM and Theodore M. Carpenter, Jr., dated March 9, 2004, has been assigned to and assumed by the Company, effective as of the closing of the Merger and has not been changed.  The term of Mr. Carpenter’s employment agreement is automatically renewable for successive one-year periods unless either party gives the other prior written notice.  Mr. Carpenter is entitled to a base salary as well as a target bonus opportunity based on achievement of goals established by our Board.

The Company may terminate Mr. Carpenter’s employment with or without “cause,” and Mr. Carpenter may resign from his employment with or without “good reason” (as such terms are defined in his employment agreement).  In the event of a termination of his employment by the Company without cause or by Mr. Carpenter for good reason, Mr. Carpenter would be entitled to (a) a cash lump sum severance payment equal to two times base salary and (b) continued medical benefit plan coverage for one year and Company-paid COBRA coverage for one year following termination.  In the event that Mr. Carpenter is subject to an excise tax imposed by Section 4999 of the Code, his benefits and payments will be reduced if and to the extent such reduction would result in a larger amount on an after-tax basis.

Mr. Carpenter is prohibited from competing with the Company or soliciting employees for a two-year period following the termination of his employment.

Employment Agreement with Gary M. Jacobs

The employment agreement between Old UAM and Gary M. Jacobs, dated August 10, 2000, has been assigned to and assumed by the Company, effective as of the closing of the Merger.  Mr. Jacobs’s employment agreement described below is unchanged from his prior employment agreement, except to the extent noted herein.  The term of Mr. Jacobs’s employment agreement is automatically renewable for successive one-year periods unless either party gives the other prior written notice.  Mr. Jacobs is entitled to a base salary as well as a target bonus opportunity based on achievement of goals established by our Board.

The Company may terminate Mr. Jacobs’s employment with or without “cause,” and Mr. Jacobs may resign from his employment with or without “good reason” (as such terms are defined in his employment agreement).  In the event of a termination of his employment by the Company without cause or by Mr. Jacobs for good reason, Mr. Jacobs would be entitled to (a) a cash lump sum severance payment equal to one times base salary and (b) continued welfare benefit plan coverage for six months.  In the event of a termination of his employment by the Company without cause (other than due to death or disability) or by Mr. Jacobs for good reason, within 12 months following a “change in control” (as defined in his employment agreement), his severance would be enhanced to include an additional lump sum payment equal to one-half his base salary (previously his employment agreement did not provide any enhanced severance following a change in control).

Mr. Jacobs is prohibited from competing with the Company or soliciting employees for a one-year period following the termination of his employment.

Grant of Options to Named Executive Officers

On May 2, 2011, Messrs. Barasch, Waegelein, Carpenter and Jacobs were granted options under the Universal American Corp. 2011 Omnibus Equity Award Plan to purchase 350,000, 160,000, 110,000 and 75,000 shares of Company common stock, respectively, at an exercise price of $9.33 per share (the closing price of Company common stock on May 2, 2011).  The options have a five year term, and vest and become exercisable as to 25% of the underlying shares on each of the first four anniversaries of the date of grant, subject to the executive’s continued employment on each vesting date.

Transactions with Director and Officers

The information set forth under Item 1.01 is incorporated by reference into this Item 5.02.

Item 9.01.             Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

The required financial statements of the Company (as accounting successor to Old UAM) are filed as Exhibit 99.1 hereto and are incorporated by reference herein.

(b)           Pro forma financial information.

The required financial statements of the Company (as accounting successor to Old UAM) are filed as Exhibit 99.2 hereto and are incorporated by reference herein.

(d)           Exhibits.

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of December 30, 2010, by and among Caremark Ulysses Holding Corp. (formerly known as Universal American Corp.), CVS Caremark Corporation and Ulysses Merger Sub, L.L.C. (filed as Exhibit 2.1 to the Company’s Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-172691) filed on March 31, 2011, and incorporated by reference herein)

Exhibit Number	Description
2.2

Amendment to Agreement and Plan of Merger, dated as of March 30, 2011, by and among Universal American Corp. (subsequently renamed Caremark Ulysses Holding Corp.), CVS Caremark Corporation and Ulysses Merger Sub, L.L.C. (filed as Exhibit 2.4 to the Company’s Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-172691) filed on March 31, 2011, and incorporated by reference herein)

2.3

Separation Agreement, dated as of December 30, 2011, by and among Universal American Corp. (subsequently renamed Caremark Ulysses Holding Corp.), the Company and, solely for the limited purposes specified therein, CVS Caremark Corporation (filed as Exhibit 2.2 to the Company’s Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-172691) filed on March 31, 2011, and incorporated by reference herein)

2.4

Amendment to Separation Agreement, dated as of March 8, 2011, by and among Universal American Corp. (subsequently renamed Caremark Ulysses Holding Corp.), the Company and, solely for the limited purposes specified therein, CVS Caremark Corporation (filed as Exhibit 2.3 to the Company’s Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-172691) filed on March 31, 2011, and incorporated by reference herein)

4.1	Certificate of Designation of the Series A Mandatorily Redeemable Preferred Shares (filed as Exhibit 4.1 to the Company’s Form 8-K filed on May 4, 2011, and incorporated by reference herein)

10.1*†

Stock Purchase Agreement, dated as of April 26, 2010, by and among Universal American Corp. (subsequently renamed Caremark Ulysses Holding Corp.), UAC Holding, Inc., the investors named therein, and Jefferies & Company, Inc., as closing agent

10.2*†	Tax Matters Agreement, dated April 29, 2011, by and among the Company, Universal American Corp. (subsequently renamed Caremark Ulysses Holding Corp.) and CVS Caremark Corporation

99.1

The audited consolidated balance sheets of Universal American Corp. (subsequently renamed Caremark Ulysses Holding Corp.) (as accounting predecessor to the Company) as of December 31, 2010 and 2009 and the related audited consolidated statements of operations, cash flow and shareholders’ equity and comprehensive income for the years ended December 31, 2010, 2009 and 2008 and the notes related thereto (incorporated by reference to pages F-1 through F-78 of the Company’s Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-172691) filed on March 31, 2011)

99.2

The unaudited condensed pro forma financial data of the Company (as accounting successor to Universal American Corp. (subsequently renamed Caremark Ulysses Holding Corp.)) as of December 31, 2010 and for the years ended December 31, 2010, 2009 and 2008 and the notes related thereto (incorporated by reference to pages 161 through 169 of the Company’s Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-172691) filed on March 31, 2011)

*                 Filed herewith.

†                 Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 5, 2011

UNIVERSAL AMERICAN CORP.

By:	/s/ Tony L. Wolk
Name: Tony L. Wolk
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of December 30, 2010, by and among Caremark Ulysses Holding Corp. (formerly known as Universal American Corp.), CVS Caremark Corporation and Ulysses Merger Sub, L.L.C. (filed as Exhibit 2.1 to the Company’s Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-172691) filed on March 31, 2011, and incorporated by reference herein)

2.2

Amendment to Agreement and Plan of Merger, dated as of March 30, 2011, by and among Universal American Corp. (subsequently renamed Caremark Ulysses Holding Corp.), CVS Caremark Corporation and Ulysses Merger Sub, L.L.C. (filed as Exhibit 2.4 to the Company’s Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-172691) filed on March 31, 2011, and incorporated by reference herein)

2.3

Separation Agreement, dated as of December 30, 2011, by and among Universal American Corp. (subsequently renamed Caremark Ulysses Holding Corp.), the Company and, solely for the limited purposes specified therein, CVS Caremark Corporation (filed as Exhibit 2.2 to the Company’s Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-172691) filed on March 31, 2011, and incorporated by reference herein)

2.4

Amendment to Separation Agreement, dated as of March 8, 2011, by and among Universal American Corp. (subsequently renamed Caremark Ulysses Holding Corp.), the Company and, solely for the limited purposes specified therein, CVS Caremark Corporation (filed as Exhibit 2.3 to the Company’s Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-172691) filed on March 31, 2011, and incorporated by reference herein)

4.1	Certificate of Designation of the Series A Mandatorily Redeemable Preferred Shares (filed as Exhibit 4.1 to the Company’s Form 8-K filed on May 4, 2011, and incorporated by reference herein)

10.1*†

Stock Purchase Agreement, dated as of April 26, 2010, by and among Universal American Corp. (subsequently renamed Caremark Ulysses Holding Corp.), UAC Holding, Inc., the investors named therein, and Jefferies & Company, Inc., as closing agent

10.2*†	Tax Matters Agreement, dated April 29, 2011, by and among the Company, Universal American Corp. (subsequently renamed Caremark Ulysses Holding Corp.) and CVS Caremark Corporation

99.1

The audited consolidated balance sheets of Universal American Corp. (subsequently renamed Caremark Ulysses Holding Corp.) (as accounting predecessor to the Company) as of December 31, 2010 and 2009 and the related audited consolidated statements of operations, cash flow and shareholders’ equity and comprehensive income for the years ended December 31, 2010, 2009 and 2008 and the notes related thereto (incorporated by reference to pages F-1 through F-78 of the Company’s Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-172691) filed on March 31, 2011)

99.2

The unaudited condensed pro forma financial data of the Company (as accounting successor to Universal American Corp. (subsequently renamed Caremark Ulysses Holding Corp.)) as of December 31, 2010 and for the years ended December 31, 2010, 2009 and 2008 and the notes related thereto (incorporated by reference to pages 161

Exhibit Number	Description
through 169 of the Company’s Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-172691) filed on March 31, 2011)

*                 Filed herewith.

†                 Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.